1© 2017 Knoll, Inc. Knoll, Inc. December 2017 Investor Presentation Knoll announces the planned acquisition of Muuto, a global leader in the fast-growing affordable luxury segment Andrew Cogan, President & CEO Charles Rayfield, SVP & CFO Exhibit 99.2

2© 2017 Knoll, Inc. Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Knoll, Inc.’s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, the planned acquisition of Muuto, as well as statements that include words such as "anticipate," "if," "believe," "plan," “goals," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry, and our expectations with respect to leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Knoll management. Knoll does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include corporate spending and service-sector employment, price competition, acceptance of Knoll’s new products, the pricing and availability of raw materials and components, foreign exchange rates, transportation costs, demand for high quality, well designed furniture and coverings solutions, changes in the competitive marketplace, changes in trends in the market for furniture or coverings, the financial strength and stability of our suppliers, customers and dealers, access to capital, our success in designing and implementing our new enterprise resource planning system, our ability to complete the acquisition of Muuto, our ability to successfully integrate acquired businesses, including Muuto, and other risks identified in Knoll’s Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission, as well as other cautionary statements that are made from time-to-time in Knoll’s public communications. Many of these factors are outside of Knoll’s control.

3© 2017 Knoll, Inc. › Maximize office segment profitability and growth › Target underpenetrated and emerging ancillary categories and markets for growth › Expand reach into residential and decorator channels around the world › Build a responsive, customer- centric service and technology capability, including enhanced e-commerce Four strategic imperatives drive our growth

Muuto is the newest addition to our growing constellation of design-driven brands and people who work together with our clients to create inspired modern interiors



Knoll is:

Knoll Office

KnollStudio

KnollTextiles

KnollExtra

Muuto

DatesWeiser

Spinneybeck | FilzFelt

Edelman Leather

HOLLY HUNT

© 2017 Knoll, Inc.
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Muuto's affordable luxury position spans commercial and residential applications, adding scale and diversity to our business



Luxury
Affordable luxury
Accessible
Commercial
Residential
HOLLY HUNT
Edelman
KnollStudio
KnollTextiles
DatesWeiser
Spinneybeck
FilzFelt
Muuto
Knoll Office
KnollExtra
- Residential product
- Hybrid product
- Commercial product
• Favorable demographics
• High margin opportunities
• Fragmented competitors
• Changing work style
• Resimercial aesthetic
• Global capability

$73B Global Commercial Market
- $8B luxury
- $11B affordable luxury

$18B North American Market

$266B Global Residential Market
- $9B luxury
- $17B affordable luxury

© 2017 Knoll, Inc.

Sources: Based on Knoll, Inc. and BIFMA estimates

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Muuto at a glance

- **Finnish for "new perspective," Muuto is at the forefront of contemporary Scandinavian design and a global leader in the affordable luxury segment**
- **Founded in 2006, Muuto's young, entrepreneurial management team will remain in place following the acquisition**
- **Asset-light business model requires minimal capital investment to fund growth**
- **Offering across furniture (~60% of sales), lighting (~20%), and accessories (~20%) categories**
- **Significant expansion to breadth and depth of Knoll offering**
  - Expands Knoll ancillary furniture offering by approx. 30%, with opportunity to add more Muuto product in core and adjacent categories
  - Step-level increase in offering of lighting, accessories, and "resimercial" aesthetic
  - New position in the affordable luxury market, which is close to 2X as large as the luxury market in which KnollStudio operates[1]
    - — Muuto price point is 20-40% lower than KnollStudio offering
  - Significant addition to Knoll product development capabilities
- **Brand appeals to millennial customers and influencers, with an average customer age of 38**

Approx. 2017F Performance
$M, USD



75
21
Sales
EBITDA

2014-2017F CAGR



33%
41%
Sales
EBITDA

Approx. Sales Mix



Commercial
49%
51%
Residential
RoW
NA
20%
72%
Europe

1. Source: Knoll, Inc. estimates

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7© 2017 Knoll, Inc. 7 Muuto has developed a considered range of affordable contemporary designs for office and home

Knoll brands now span the workplace market


WORKPLACE FURNITURE MARKET SEGMENTATION
Ancillary ≥$8.5B1,2
Workstations ≤$8.5B2
Luxury
Affordable luxury
Accessible
Cheap
HOLLY HUNT
Cassina
B&B
Poltrona Frau
HermanMiller Collection
DatesWeiser
KnollStudio
RH
DESIGN WITHIN REACH
BERNHARDT
BUZZI SPACE
coalesse
Room&Board
Andreu World
viccarbe
Knoll Office
arper
DAVIS
HermanMiller
teknion
Muuto
Allermuir
Steelcase
HAWORTH
HAY
STYLEX
west elm
BLU DOT
west elm WORKSPACE
CB2
IKEA

Residential (~$1B)
- Limited durability & warranty in commercial setting
- Payment at order

Crossover
- Residential/hospitality sensibility; appropriate for commercial use
- ±5 yrs warranty

Contract
- Aesthetic & function specific to workplace setting
- 10+ years durability and warranty

Note: Brand positions are directional. 1. Includes estimate sales of residential furniture to commercial customers. 2. BIFMA sizes NA contract furniture industry at $18B, $2.5B of which is BIFMA Specialty and has been excluded from this analysis.

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9© 2017 Knoll, Inc. We plan to more than double the size of Muuto over the next 3-5 years Muuto expansion strategy Mutto 2017F: $75M Sales $21M EBITDA › North America: Massive upside to ~$15M sales today by leveraging Knoll client base, architect and designer relationships, and contract and residential distributors • Proven market acceptance in NA with key co-working and residential retailers › Europe: Introduce Muuto to Knoll residential distribution and corporate clients › Product: Scale product scope 1 2 3 Sales & EBITDA growth >2X 1 2 3

10© 2017 Knoll, Inc. Transaction overview › All cash purchase price of approximately $300M less customary adjustments for 100% of Muuto. › Funded out of a combination of cash on hand and borrowings under our existing credit facility with anticipated closing in January 2018. › Proforma leverage ratio of approximately 3:1. › Estimated Muuto 2017 sales of approximately $75M and EBITDA of $21M have been growing at 2014- 2017 CAGR’s of 33% and 41% respectively. Asset-light model requires minimal capital investment to fund growth. › Completely consistent with our stated strategic objectives and margin goals. Muuto acquisition significantly expands Knoll’s position, breadth of offer and price points in fast growing, high margin ancillary, resimercial and residential segments globally with particularly strong appeal to millennial designers and clientele. › Significant opportunity to leverage Knoll’s existing North American and European contract and residential distributors, client base and architect and designer relationships to more than double Muuto sales by 2021. › Expect EPS to be accretive in 2018 with accretion anticipated to accelerate towards $0.30 by 2021. › Muuto is expected to be immediately accretive to Knoll’s overall EBITDA margins; sales outside of North America increases from 15% to 20% with sales outside of Office segment increasing from 39% to 44%.

11© 2017 Knoll, Inc. For more information visit www.knoll.com and www.muuto.com